LOAN AGREEMENT

This Loan Agreement (the “Agreement”) is entered into, between the EFT Biotech Holdings, Inc. (“Lender”), located in City of Industry, CA, and Yeuh-Chi Liu, a vendor (“Borrower”) located in City of Industry, CA.

AUTHORITY AND LOAN

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Lender has approved Borrower’s loan dated July 11th, 2008 in the amount of US$200,000 and July 14th in the amount of US$130,000, totaling US$330,000. By executing this Agreement the Borrower represents under penalty of perjury are true and accurate in all respects.

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Lender agrees to loan (the “Loan”) to Borrower, an interest free loan, in the amount of US Three Hundred Thirty Thousand Dollars (US$330,000), evidenced by a Promissory Note (the “Promissory Note”) attached hereto as Exhibit A.

PURPOSE

The Borrower agrees to expend all funds disbursed pursuant to this Agreement for the purposes of vendor’s general business purpose.

LOAN REPAYMENT

All Loan funds disbursed hereunder shall be repaid to Lender in accordance with the terms of the Promissory Note.

EFFECTIVE DATE OF AGREEMENT

-	This Agreement shall become effective on the date it is approved and executed by Lender at City of industry, California (the “Effective Date”).

-	The Borrower agrees to complete performance of its obligations within the time periods required by Lender and any fully executed documents, if applicable.

PREPAYMENT

Borrower shall have the right to prepay all or any part of the outstanding balance of this Loan at any time without penalty.

PROMISSORY NOTE

In order to evidence its debt to Lender hereunder, the Borrower agrees to, contemporaneously with the execution of this Agreement, execute and deliver to Lender the Promissory Note (attached as Exhibit A hereto).

DEFAULT

The Borrower’s failure to comply with any of the terms of the Agreement shall constitute a breach of this Agreement and an Event of Default. In the event of any default, Lender may, in its discretion, declare this Agreement to have been breached and be released from any further performance hereunder. Events of default are detailed in the Promissory Note and are incorporated herein by reference.

A.
In the event of any default or breach of this Agreement by the Borrower, Lender, without limiting any of its other legal rights or remedies, may accelerate the Loan and declare any remaining unpaid principal balance, immediately due and payable, as provided in the Promissory Note evidencing this Loan.

B.
In the event of any default or breach of this Agreement by the Borrower, Lender shall have priority right above any secured or unsecured creditor to declare any remaining unpaid principal balance as provided in the Promissory Note evidencing this Loan.

C.	The Lender, at its sole discretion, has absolute right to declare all or any portion of the principal under this Agreement to be immediately due in any time and payable.

GENERAL TERMS

A.	Indemnification by Borrower

The Borrower agrees to indemnify, defend, and save harmless Lender and its officers, agents, and employees from any and all claims, losses, or costs (including reasonable attorney fees) arising out of, resulting from, or in any way connected with the Loan or this Agreement, or the financing or the operation of the business financed with the Loan.

B.	Independent Capacity
The Borrower, and the agents and employees of Borrower, in the performance of this Agreement, shall and do act in an independent capacity, and they acknowledge and agree that they are not officers or employees or agents of the Lender and accordingly they are not authorized to act, and may not act, in such capacity.

D.	Assignment

Lender may assign its rights under this Agreement for security purposes, and in such event the assignee of this Agreement shall be entitled to enforce the provisions hereof and shall be a third party beneficiary of this Agreement.

E.	Amendment

No amendment or variation of the terms of this Agreement shall be valid unless made in writing and signed by the parties hereto, and no oral understanding or agreement not incorporated herein shall be binding on any of the parties hereto.

G.	Severability

In the event that any provision of this Agreement is unenforceable or held to be unenforceable, then the parties agree that all other provisions of this Agreement continue to have force and effect and shall not be affected thereby.

H.	Governing Law and Venue

This Agreement is governed by and shall be interpreted in accordance with the laws of the State of California. Venue shall be in Los Angeles County. In any contest arising under the Loan Documents, Lender and the Borrower agree to waive a trial by jury.

I.	Borrower Authorization

The Borrower certifies that it has full power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Borrower. The Borrower acknowledges that the resolution of its governing body or other official action authorizing it to enter into this Agreement also authorizes such further acts as are necessary, including execution of the Promissory Note as well as Security Agreement, if any, to implement and further the intent of this Agreement.

NOTICE

Any notice required to be given to Lender hereunder shall be sent to 929 Radecki Ct., City of Industry, California 91748, attention Sharon Tang, CFO, or at such other address as Lender may designate in writing to the Borrower. Any notice required to be given to the Borrower hereunder shall be sent to the address shown below the Borrower’s execution of this Agreement, or at such other address as the Borrower shall designate in writing to Lender. Notice to either party may be given using the following delivery methods: U.S. Mail, overnight mail, or personal delivery, providing evidence of receipt, to the respective parties identified in this Agreement. Delivery by fax or e-mail is not considered notice for the purposes of this Agreement. Notice shall be effective when received, unless otherwise stated in this Agreement.

IN WITNESS WHEREOF, this Loan Agreement has been executed by the parties hereto.

Lender	Borrower

/s/ Jack Qin	/s/ Yeuh-Chi Liu
Jack Qin	Yeuh-Chi Liu
Executive Director

EXHIBIT A

DEMAND PROMISSORY NOTE

1.
For value received, the undersigned, (hereinafter referred to as the “Borrower”), promises to pay to the order of the EFT BioTech Holdings, Inc. (hereinafter referred to as  “Lender”), at its principal place of business at 929 Radecki Court, City of Industry, California 91748, or at such other place as Lender may designate, the principal sum of US Three Hundred Thirty Thousand Dollars (US$ 330,000) until the Loan is fully repaid by the Borrower.

2.	Borrower shall have the right to prepay all or any part of the outstanding balance of this Loan at any time without penalty.

3.	On the occurrence of any event of default, as defined in paragraph 4 of this Promissory Note, Lender, at its sole election, may take any or all of the following actions:

A.	Declare all or any portion of the principal balance under this Promissory Note to be immediately due and payable.

4.	Each of the following events and conditions shall constitute an event of default under this Promissory Note and the Agreements:

A.	Failure of the Borrower to repay any principal, when due under the terms of this Promissory Note.

B.	Failure of the Borrower to comply with, and satisfy, all the terms, conditions, and obligations, required by the Loan Agreement as a condition for this Loan.

C.	Termination of the Loan Agreement pursuant to the terms thereof or breach by the Borrower of any terms or conditions of said Loan Agreement.

D.
Occurrence of: (1) the Borrower becoming insolvent or bankrupt or being unable or admitting in writing its inability to pay its debts as they mature or making a general assignment for the benefit of or entering into any composition or arrangement with creditors; (2) proceedings for the appointment of a receiver, trustee, or liquidator of the assets of the Borrower or a substantial part thereof, being authorized or instituted by or against the Borrower; (3) proceedings under any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law, or any jurisdiction being authorized or instituted against the Borrower;

E.
Discovery of any false or misleading statement, warranty, representation, or fact, whether or not contained in any other Loan Documents, that when made or furnished to the Lender by or on behalf of the Borrower was relied upon by  Lender and induced it to extend the Loan to Borrower.

5.
Any notice required to be given to the Borrower hereunder shall be sent to the address shown on the Loan Agreement, or at such other address as the Borrower shall designate in writing to Lender. Notice to either party may be given using the following delivery methods: U.S. Mail, overnight mail, or personal delivery, providing evidence of receipt, to the respective parties identified in this Agreement. Delivery by fax or e-mail is not considered notice for the purposes of this Promissory Note.

6.
This Promissory Note shall be binding upon the Borrower and its permitted successors and assigns and upon Lender and its permitted successors and assigns. Lender may assign its rights under this Promissory Note for security purposes, and in such event the assignee of this Promissory Note shall be entitled to enforce the provisions hereof and shall be a third party beneficiary of this Promissory Note.

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7.	This Promissory Note shall be construed and enforced in accordance with the laws of the State of California.

Yeuh-Chi Liu
Borrower

/s/ Jack Qin
Authorized Signature

July 14, 2008
Date

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